UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
Of the Securities and Exchange Act of 1934

Date of Report: May 8, 2003
(Date of earliest event reported)

TVIA, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-30539 (Commission File Number)	77-0549628 (I.R.S. employer identification number)

4001 Burton Drive, Santa Clara, California 95054
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 982-8588

ITEM 5:	OTHER EVENTS

5.1	Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Tvia, Inc. for the quarter and the year ended March 31, 2003 as presented in a press release of May 6, 2003.

ITEM 7:	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

99.1	Financial information for Tvia, Inc. for the quarter and the year ended March 31, 2003 as presented in a press release of May 6, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TVIA, INC. (Registrant)

Date: May 8, 2003	By:	/s/ Arthur Nguyen Arthur Nguyen Chief Financial Officer (Principal Financial Officer and Duly Authorized Signatory)

EXHIBIT INDEX

99.1	Financial information for Tvia, Inc. for the quarter and the year ended March 31, 2003 as presented in a press release of May 6, 2003.